UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020

PARSLEY ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Colorado Street

Suite 3000

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

(737) 704-2300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PE	New York Stock Exchange

Introductory Note

On January 10, 2020, Parsley Energy, Inc. (“Parsley”) completed its previously announced acquisition of Jagged Peak Energy Inc., a Delaware corporation (“Jagged Peak”), pursuant to that certain Agreement and Plan of Merger, dated as of October 14, 2019 (the “Merger Agreement”), among Parsley, Jackal Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parsley (“Merger Sub”), and Jagged Peak. Pursuant to the Merger Agreement, Merger Sub merged with and into Jagged Peak (the “Merger”), with Jagged Peak continuing as the surviving corporation, and immediately thereafter, as part of the same transaction, Jagged Peak then merged with and into Jackal Merger Sub A, LLC, a Delaware limited liability company (“LLC Sub”) and wholly owned subsidiary of Parsley (the “LLC Sub Merger” and, together with the Merger, the “Integrated Mergers”), with LLC Sub continuing as the surviving entity. The events described in this Current Report on Form 8-K took place in connection with the completion of the Integrated Mergers.

Item 1.01	Entry into a Material Definitive Agreement.

Eighth Amendment to the Parsley Credit Agreement: On January 10, 2020, Parsley, Parsley Energy, LLC (“Parsley LLC”), as borrower, certain subsidiaries of Parsley LLC (the “Guarantors”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the other lenders party thereto entered into the Eighth Amendment to Credit Agreement (the “Eighth Amendment”). The Eighth Amendment amends the Credit Agreement, dated as of October 28, 2016 (as previously amended and as further amended by the Eighth Amendment, the “Credit Agreement”), by and among Parsley, Parsley LLC, the Guarantors, the Administrative Agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the other lenders party thereto.

Among other things, the Eighth Amendment amends certain covenants relating to Parsley’s obligation to act only as a passive holding company.

The foregoing description of the Eighth Amendment is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Eighth Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

JP Supplemental Indenture: On January 10, 2020, LLC Sub, as successor by merger to Jagged Peak, entered into a second supplemental indenture (the “JP Supplemental Indenture”) to the Indenture, dated as of May 8, 2018 (as supplemented from time to time, the “JP Indenture”), by and among (i) LLC Sub, (ii) Jagged Peak Energy LLC, a Delaware limited liability company and, prior to the completion of the LLC Sub Merger, a wholly owned subsidiary of Jagged Peak (“Jagged Peak LLC”), as issuer, (iii) the guarantors party thereto (including newly formed Jackal Merger Sub A Finance Corp., a Delaware corporation and a wholly owned subsidiary of LLC Sub, which will be the corporate “co-obligor” under the JP Indenture) and (iv) Wells Fargo Bank, National Association, as trustee, governing the 5.875% Senior Notes due 2026 issued by Jagged Peak LLC (the “Jagged Peak Senior Notes”). Pursuant to the JP Supplemental Indenture, LLC Sub assumed the rights and obligations of Jagged Peak as the “Parent” and as a “Guarantor” (as such terms are defined in the JP Indenture) under the JP Indenture.

The foregoing description of the JP Supplemental Indenture is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the JP Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The information set forth in the Introductory Note and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on January 10, 2020, Jagged Peak LLC, at the direction of Jagged Peak, terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit, under that certain Amended and Restated Credit Agreement, dated as of February 1, 2017 (as amended from time to time, the “Jagged Peak Credit Agreement”), by and among Jagged Peak, as parent guarantor, Jagged Peak LLC, as borrower, the guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent. In connection with the termination of the Jagged Peak Credit Agreement, on January 10, 2020, all outstanding obligations for principal, interest and fees under the Jagged Peak Credit Agreement were paid off in full, and all liens securing such obligations and any letter of credit or hedging obligations permitted by the Jagged Peak Credit Agreement to be secured by such liens and guarantees of such obligations were released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note above, on January 10, 2020, Parsley completed its previously announced acquisition of Jagged Peak. At the effective time of the Merger (the “Effective Time”), each eligible share of common stock, par value $0.01 per share, of Jagged Peak (“Jagged Peak common stock”) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive 0.447 shares (the “Exchange Ratio”) of Class A common stock, par value $0.01 per share, of Parsley (“Parsley Class A common stock”), with cash paid in lieu of the issuance of any fractional shares. Additionally, at the Effective Time, each outstanding award of Jagged Peak performance stock units, whether vested or unvested, was converted into a vested right to receive a number of shares of Parsley Class A common stock equal to the product of (i) the number of shares of Jagged Peak common stock subject to such award based on the actual achievement of the performance criteria set forth in the applicable award agreement over a truncated performance period that ended immediately prior to the Effective Time, and (ii) the Exchange Ratio (rounded down to the nearest whole share of Parsley Class A common stock).

The issuance of Parsley Class A common stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Parsley’s registration statement on Form S-4, as amended (File No. 333-234503), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on November 26, 2019. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the completion of the Integrated Mergers and as of the effective time of the LLC Sub Merger, LLC Sub assumed the Jagged Peak Senior Notes and became the Parent and a Guarantor under the JP Indenture (as such terms are defined therein). The Jagged Peak Senior Notes are the senior unsecured obligations of LLC Sub and the other subsidiaries of LLC Sub that are guarantors of the Jagged Peak Senior Notes. The JP Indenture contains restrictive covenants that, among other things, restrict the ability of LLC Sub and each of its restricted subsidiaries to: (i) incur or guarantee additional indebtedness or issue certain types of preferred stock; (ii) pay dividends on capital stock or redeem, repurchase or retire its capital stock or subordinated indebtedness; (iii) transfer or sell assets; (iv) make investments; (v) create certain liens; (vi) enter into agreements that restrict dividends or other payments from its restricted subsidiaries to LLC Sub or any of its restricted subsidiaries; (vii) consolidate, merge or transfer all or substantially all of its assets; (viii) engage in transactions with affiliates; and (ix) form unrestricted subsidiaries. These restrictive covenants are subject to a number of important qualifications and limitations. In addition, certain of these restrictive covenants will be suspended before the Jagged Peak Senior Notes mature if at any time no default or event of default exists under the JP Indenture and the Jagged Peak Senior Notes receive an investment grade rating from at least one ratings agencies. The JP Indenture also contains customary events of default.

The foregoing description of the JP Indenture is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the JP Indenture, a copy of which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

Effective January 10, 2020, pursuant to the terms of the Merger Agreement and as approved by the Board of Directors of Parsley (the “Parsley Board”), the Parsley Board was increased by two members. The Parsley Board appointed James J. Kleckner, an existing director and the Chief Executive Officer and President of Jagged Peak as of immediately prior to the Effective Time, to the Parsley Board as a Class I director, with a term expiring at the 2021 annual meeting of stockholders of Parsley, and until he is either re-elected or his successor is elected and qualified. The Parsley Board also appointed S. Wil VanLoh, Jr., an existing director on the Jagged Peak board of directors as of immediately prior to the Effective Time, to the Parsley Board as a Class II director, with a term expiring at the 2022 annual meeting of stockholders of Parsley, and until he is either re-elected or his successor is elected and qualified. In connection with their appointments to the Parsley Board, Mr. Kleckner was appointed to serve on the Reserves Committee of the Parsley Board and Mr. VanLoh was appointed to serve on the Nominating, Environmental, Social and Governance Committee of the Parsley Board. Accordingly, following completion of the Merger, the Parsley Board now has eleven members, consisting of the nine individuals serving on the Parsley Board immediately prior to completion of the Merger, Mr. Kleckner and Mr. VanLoh.

In connection with their appointments, Parsley entered into an indemnification agreement with each of the new directors. Each indemnification agreement requires Parsley to indemnify the director to the fullest extent permitted under Delaware law against liability that may arise by reason of his service as a director, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified. The foregoing description of the indemnification agreements is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the indemnification agreements, which are attached hereto as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

In addition, in accordance with its bylaws, Parsley entered into a director agreement with each of the new directors governing various aspects of the relationship between each director and Parsley, including, among other things, duties, remuneration and confidential information. The foregoing description of the director agreements is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the director agreements, which are attached hereto as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

The new directors will receive the standard non-employee director compensation for serving on the Parsley Board. The specific terms of such standard compensation are described further in Parsley’s annual proxy statement that was filed with the SEC on April 8, 2019. Any compensation paid to the new directors in 2020 will be prorated from the date of their appointment through the end of the fiscal year.

Mr. Kleckner and Mr. VanLoh are not related to any existing officer or director of Parsley, or each other. There are no transactions or relationships between or among Mr. Kleckner, Mr. VanLoh and Parsley that would be required to be reported under Item 404(a) of Regulation S-K.

Assumption of Equity Compensation Plan and Certain Awards

In connection with the Merger, Parsley assumed (i) all shares that were available for issuance under the Jagged Peak Energy Inc. 2017 Long Term Incentive Plan (the “Jagged Peak Plan”) as of the Effective Time (the “Assumed Shares”), (ii) all Jagged Peak restricted stock units that were outstanding immediately before the Effective Time under the Jagged Peak Plan (the “Jagged Peak RSUs”) and (iii) the Jagged Peak Plan.

At the Effective Time, each Jagged Peak RSU converted into an award (a “Converted RSU”) with respect to a number of shares of Parsley Class A common stock equal to the product of (i) the number of shares of Jagged Peak common stock subject to the Jagged Peak RSU as of immediately prior to the Effective Time and (ii) the Exchange Ratio (rounded down to the nearest whole share). The shares of Parsley Class A common stock subject to a Converted RSU will be delivered to the holder in accordance with the terms of the applicable Jagged Peak RSU. No new awards will be granted under the Jagged Peak Plan from and after the Effective Time.

The Assumed Shares, after adjustment to reflect the Exchange Ratio and reservation of a sufficient number of shares to cover the Converted RSUs, will be available for issuance as shares of Parsley Class A common stock under the Parsley Energy, Inc. 2014 Long Term Incentive Plan, as amended and restated (the “Parsley Plan”), subject to the following conditions: (i) no Assumed Shares may be granted on or after January 26, 2027 (the expiration date under the Jagged Peak Plan) and (ii) awards in respect of the Assumed Shares may not be granted to individuals who were employed, immediately before the Merger, by Parsley or its subsidiaries.

An amendment to the Parsley Plan accounting for the Assumed Shares is attached hereto as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02. The full text of the Jagged Peak Plan is attached hereto as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

On January 10, 2020, Parsley issued a news release announcing the completion of the Merger and other matters. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements.

The audited consolidated and combined balance sheets of Jagged Peak as of December 31, 2018 and 2017 and the audited consolidated and combined statements of operations, statements of cash flows and statements of changes in equity of Jagged Peak for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto, are incorporated by reference as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 28, 2019, relating to the audited consolidated and combined financial statements of Jagged Peak, is incorporated by reference as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of Jagged Peak as of September 30, 2019 and the unaudited consolidated statements of operations, statements of cash flows and statements of changes in equity of Jagged Peak for the nine month periods ended September 30, 2019 and 2018, and the notes related thereto, are incorporated by reference as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01(a).

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and the nine months ended September 30, 2019 give effect to the Merger as if it had been consummated on January 1, 2018. The unaudited pro forma condensed combined balance sheet as of September 30, 2019 has been prepared to give effect to the Merger as if it had been consummated on September 30, 2019. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K were previously filed in the Joint Proxy Statement/Prospectus under the caption “Unaudited Pro Forma Condensed Combined Financial Statements,” are incorporated by reference as Exhibit 99.5 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit No.	Document Description

2.1†

Agreement and Plan of Merger, dated as of October 14, 2019, by and between Parsley Energy, Inc., Jackal Merger Sub, Inc. and Jagged Peak Energy Inc. (incorporated by reference to Exhibit 2.1 to Parsley’s Current Report on Form 8-K, File No. 001-36463, filed with the SEC on October 15, 2019).

4.1

Indenture, dated as of May 8, 2018, by and among Jagged Peak Energy LLC, Jagged Peak Energy Inc. and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Jagged Peak’s Current Report Form 8-K, File No. 001-37995, filed with the SEC on May 8, 2018).

4.2*

Second Supplemental Indenture, dated January 10, 2020, among Jackal Merger Sub A, LLC, Jagged Peak Energy LLC, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

10.1*

Eighth Amendment to Credit Agreement, dated as of January 10, 2020, among Parsley Energy, LLC as borrower, Parsley Energy, Inc., each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A. as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the lenders party thereto.

10.2*	Indemnification Agreement, dated as of January 10, 2020, by and between Parsley Energy, Inc. and James J. Kleckner.

10.3*	Indemnification Agreement, dated as of January 10, 2020, by and between Parsley Energy, Inc. and S. Wil VanLoh, Jr.

10.4*	Director Agreement, dated as of January 10, 2020, by and between Parsley Energy, Inc. and James J. Kleckner.

10.5*	Director Agreement, dated as of January 10, 2020, by and between Parsley Energy, Inc. and S. Wil VanLoh, Jr.

10.6*††	First Amendment to the Amended and Restated Parsley Energy, Inc. 2014 Long Term Incentive Plan.

10.7††

Jagged Peak Energy Inc. 2017 Long Term Incentive Plan (incorporated by reference to Exhibit 10.1 to Jagged Peak’s Current Report on Form 8-K, File No. 001-37955, filed with the SEC on January 31, 2017).

23.1*	Consent of KPMG LLP.

23.2*	Consent of Ryder Scott Company, L.P.

99.1*	News Release, dated January 10, 2020, titled “Parsley Energy Completes Acquisition of Jagged Peak Energy.”

99.2

The audited consolidated and combined balance sheets of Jagged Peak, as of December 31, 2018 and 2017, and the audited consolidated and combined statements of operations, statements of cash flows and statements of changes in equity of Jagged Peak, for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto (incorporated by reference to Jagged Peak Energy Inc.’s Form 10-K for the year ended December 31, 2018, File No. 001-37995, filed with the SEC on February 28, 2019).

99.3

The Report of Independent Registered Public Accounting Firm, issued by KPMG LLP, dated February 28, 2019, relating to the audited consolidated and combined financial statements of Jagged Peak Energy Inc. (incorporated by reference to Jagged Peak Energy Inc.’s Form 10-K for the year ended December 31, 2018, File No. 001-37995, filed with the SEC on February 28, 2019).

99.4

The unaudited consolidated balance sheet of Jagged Peak as of September 30, 2019 and the unaudited consolidated statements of operations, statements of cash flows and statements of changes in equity of Jagged Peak for the nine month periods ended September 30, 2019 and 2018, and the notes related thereto (incorporated by reference to Jagged Peak Energy Inc.’s Form 10-Q for the quarter ended September 30, 2019, File No. 001-37995, filed with the SEC on November 7, 2019).

99.5

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and the nine months ended September 30, 2019 (incorporated by reference to the information under the caption “Unaudited Pro Forma Condensed Combined Financial Statements” of the Form S-4/A of Parsley Energy, Inc. File No. 333-234503, filed with the SEC on November 22, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Parsley agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

††	Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

Dated: January 10, 2020	By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel